                                                                    EXHIBIT 10.7

                             ORIGEN FINANCIAL, INC.

                           2003 EQUITY INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

NAME OF PARTICIPANT:  __________________ (the "Participant")

NO. OF SHARES:        __________________ Shares of Common Stock ("Shares")

GRANT DATE:           _________, 200__ (the "Date of Grant")

                  Pursuant to the Origen Financial, Inc. 2003 Equity Incentive Plan (the "Plan"), Origen Financial, Inc., a Delaware corporation (the "Company"), hereby grants, sells and issues to the Participant, the Shares, subject to the terms and conditions contained in this Restricted Stock Award Agreement (the "Agreement") and in the Plan. The Participant agrees to the provisions set forth herein and in the Plan and acknowledges that each such provision is a material condition of the Company's agreement to issue and sell the Shares to him or her. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the date hereof. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Plan.

         1.       Vesting Schedule.

                  (a) Subject to the restrictions and conditions set forth in this Agreement and the Plan, the Shares shall vest as follows:

                  (i) 1/3 of the Shares vest on the earlier of (a) the consummation of the Company's initial public offering of its common stock, or (b) that date which is three years from the Date of Grant (in either case, the "Initial Vesting Date");

                  (ii) 1/3 of the Shares vest on the first anniversary of the Initial Vesting Date; and

                  (iii) 1/3 of the Shares vest on the second anniversary of the Initial Vesting Date;

                  (b) In addition to the restrictions on Shares set forth in this Agreement, until a Share (an "Unvested Share") vests pursuant to this Section 1 (a "Vested Share"), it shall not be liable for the debts, contracts or obligations of Participant nor be subject to disposition by assignment, transfer, sale, alienation, pledge, encumbrance or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or other legal or equitable proceeding (including bankruptcy), and any attempted disposition of an Unvested Share shall be null and void and of no force or effect; provided, however, that this does not prevent transfers by will or by the applicable laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order.

                  (c) In the event of Participant's Termination of Service at any time for any reason other than the death of Participant, all Unvested Shares shall be automatically forfeited to the Company and, accordingly, Participant shall forfeit all right, title and interest in and to such forfeited Shares. For purposes hereof, "Disability" shall mean physical or mental incapacity for an aggregate period of at least 120 days within any period of 365 consecutive days.

                  (d) Notwithstanding anything to the contrary herein, upon the death of Participant or the occurrence of a Change of Control Event, all Unvested Shares shall immediately become fully vested and not subject to forfeiture.

                  (e) Until such time as the Shares vest in accordance with this Section 1, the stock certificate or certificates evidencing the Shares shall be registered in the name of Participant but held in escrow by the Company. As soon as practicable after the date upon which any Shares become Vested Shares, the Company shall deliver to Participant a certificate or certificates representing such Vested Shares, registered in the name of Participant.

         3. Plan Provisions Control. In the event that any provision of this Agreement shall conflict with any term in the Plan as constituted on the Date of Grant, the term in the Plan on the Date of Grant shall control. In addition to the rights and restrictions contained in this Agreement, the Plan contains additional restrictions on Shares, including, but not limited to, limitations on vesting of Shares after a Termination of Service.

         4. Investment Representations. In connection with the purchase and sale of the Shares contemplated by this Agreement, the Participant hereby represents and warrants to the Company as follows:

                  (a) The Participant is purchasing the Shares for the Participant's own account for investment only, and not for resale or with a view to the distribution thereof.

                  (b) The Participant has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Participant's investment in the Company and has consulted with the Participant's own advisers with respect to the Participant's investment in the Company.

                  (c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Participant understands that the Shares are not registered under the Securities Act of 1933, as amended (the "Act") (it being understood that the Shares are being issued and sold in reliance on an exemption provided the Act or the rules promulgated thereunder) or any applicable state securities or "blue sky" laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or "blue sky" laws (or exemptions from the registration requirements thereof). The Participant further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing.

         5. Withholding Taxes; 83(b) Election. In accordance with the terms of the Plan, the Company is entitled to withhold (or secure payment from Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to the award or issuance of the Shares. Participant understands that the taxable income recognized by Participant as a result of the award of the Shares would be affected by a decision by Participant to make an election under Section 83(b) of the Code (the "83(b) Election"), with respect to the Shares within thirty (30) days after the Date of Grant. Participant acknowledges and agrees that he will have the sole responsibility for determining whether to make an 83(b) Election with respect to the Shares and for properly making such election and filing such election with the relevant taxing authorities on a timely basis.

         6. No Right to Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Participant in the employment of, or service to, the Company, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of, or consulting relationship with, the Participant at any time.

         7. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Participant at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

         8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

         9. Participant's Acceptance of Agreement. The issuance of the Shares is conditioned upon the acceptance by Participant of the terms of this Agreement and of the Plan, as evidenced by Participant's execution of this Agreement and the return of an executed copy, to the Secretary of the Company no later than thirty days after the date set forth in the following paragraph. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

         IN WITNESS WHEREOF, this Restricted Stock Award Agreement is hereby executed as of ______________, 200__.

                                ORIGEN FINANCIAL, INC., a Delaware corporation

                                By: ____________________________________________

                                Its: ___________________________________________

         The undersigned Participant hereby accepts the Agreement and agrees to all of the terms and conditions of the Agreement and the Plan.

                                ________________________________________________
                                Signature of Participant

                                ________________________________________________
                                Name of Participant

                                ________________________________________________
                                Date